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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 15, 2003
                Date of Report (Date of earliest event reported)

                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

                                    000-30973
                            (Commission File Number)

                                   38-3516922
                     (I.R.S. Employer Identification Number)

                              102 East Front Street
                             Monroe, Michigan 48161
          (Address of principal executive offices, including zip code)

                                 (734) 241-3431
              (Registrant's telephone number, including area code)

                                [not applicable]
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

           The following exhibit is furnished herewith:

           Exhibit No.              Description of Exhibit
           -----------              ----------------------

           99 Press Release dated October 15, 2003 announcing the Registrant's results of operations and financial condition for the three months ended September 30, 2003



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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 15, 2003, MBT Financial Corp. issued a press release announcing its earnings (unaudited) for its third quarter of 2003, which ended September 30, 2003. A copy of the press release is attached as Exhibit 99 and is incorporated by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MBT FINANCIAL CORP.

Date: October 15, 2003
                                /s/ Ronald D. LaBeau
                                ------------------------------------
                                Ronald D. LaBeau
                                Chairman & CEO
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                                  EXHIBIT INDEX

Exhibit Number            Description
--------------            -----------------------------------------------------

      99 Press Release dated October 15, 2003 reporting the Registrant's results of operations and financial condition for the three months ended September 30, 2003